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                                                           EXHIBIT 10.68



                                 FIRST AMENDMENT

                                       TO

                          SECURITIES PURCHASE AGREEMENT

            FIRST AMENDMENT, dated as of July 25, 1997, to the SECURITIES PURCHASE AGREEMENT, dated as of July 2,1997 (as amended, supplemented or otherwise modified from time to time the "Agreement"), among ASC Holdings, Inc., a Maine corporation (the "Company"), and MADELEINE LLC, a New York limited liability company, as Purchaser (the "Purchaser").

                                    Preamble

            The Company and the Purchaser desire to amend the Agreement to provide, inter alia, (i) that $11 million of the proceeds from the sale of the Securities (as defined in the Agreement) may, subject to certain conditions, be used to pay a deposit with respect to the proposed acquisition by the Company of the Steamboat Ski Resort and the Heavenly Valley Ski Resort, (ii) for the payment of certain fees to the Purchaser in connection with the First Amendment and (iii) the Purchaser with certain rights with respect to future financings by the Company or its Subsidiaries.

            Accordingly, the Company and the Purchaser hereby agree as follows:

            1. Definitions. All terms used herein which are defined in the Agreement and not otherwise defined herein are used herein as defined therein.

            2. New Definition. The following definitions are hereby added to
Section 1.01 of the Agreement in their appropriate alphabetical place:

            "Deposit" shall mean $11 million of the proceeds of the Initial Closing used by the Company to make a deposit with respect to the Second Acquisition.

            "First Amendment" shall mean the First Amendment, dated as of July 25, 1997, to the Agreement.

            "Second Acquisition" shall mean the proposed acquisition by the Company of the Steamboat Ski Resort and the Heavenly Valley Ski Resort.

            3. Use of Proceeds. (a) Subclause (d) of the first sentence of
Section 2.7 of the Loan Agreement is hereby amended to insert the following after "(d)" and before "up to $5 million":

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            "(i) $11 million to be used by the Company to pay the Deposit or
            (ii) if the Company does not pay the Deposit, "

            4. Fees. The Agreement is hereby amended by adding the following
Section 2.13 after Section 2.12 thereof:

            "2.13 Amendment Fee. The Company shall pay to the Purchaser on the earlier of (A) October 31, 1997 or (B) the date of consummation of an Initial Public Offering or the Second Acquisition either (i) $150,000 in the event that either (w) an Initial Public Offering is consummated on or prior to October 31, 1997 or (x) the Second Acquisition is consummated on or prior to October 31, 1997, or (ii) $350,000 in the event that neither (y) an Initial Public Offering is consummated prior to October 31, 1997 nor (z) the Second Acquisition is consummated on or prior to October 31, 1997.

            5. Covenants. Section 6 of the Agreement is hereby amended to include the following additional covenants:

            "6.26 Deposit Forfeit. If the Second Acquisition is not consummated by the Company, and the Deposit is forfeited, then within twelve
            (12) months from the date the Deposit is forfeited the Company shall, or shall cause ASC to, raise $11 million to be contributed as capital to the Company's Utah Subsidiaries for the development of the properties acquired in the Wolf Mountain Acquisition."

            "6.27 Right of First Refusal. The Purchaser shall have the right of first refusal to participate, in whole or in part, in all financings by the Company or any of its Subsidiaries involving capital contributions or borrowed moneys in excess of $5,000,000 proposed during the twelve (12) months following the date of the First Amendment, upon the same terms and conditions as other participants therein, or if there are no other participants upon terms and conditions available to the Company from other sources, other than:
            (i) an Initial Public Offering, (ii) Non-Recourse Real Estate Debt and (iii) refinancing of Existing Indebtedness with TFC Textron,
            (iv) senior secured borrowings provided by financial institutions or
            (v) purchase money borrowing from traditional purchase money lenders."

            6. Conditions to Effectiveness. This First Amendment shall be deemed effective as of July 25, 1997, subject to the satisfaction in full, or the waiver by the Purchaser, of the following conditions precedent (such date being herein called the "Effective Date"):

                  (a) The Purchaser shall have received a counterpart of this First Amendment executed by the Company.

                  (b) The Purchaser shall have received from Pierce Atwood, special counsel to ASCH, a favorable legal opinion dated as of the date hereof and addressed to the Purchaser, covering the matters specified in the attached Exhibit A and such other matters incident to the transactions contemplated herein as the Purchaser may request.


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                  (c) The representations and warranties contained in this First
      Amendment and in Section 4 of the Agreement shall be correct in all material respects on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this First Amendment becoming effective in accordance with its terms.

            7. Representations and Warranties. The Company hereby represents and warrants to the Purchaser as follows:

                  (a) The execution and delivery and performance by the Company of this First Amendment and the performance by the Company of the Agreement as amended hereby (A) have been duly authorized by all necessary corporate action, and (B) do not and will not contravene its organizational documents or any applicable law.

                  (b) This First Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c) The representations and warranties contained in Section 4 of the Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the Effective Date.

            8. Continued Effectiveness of Agreement. The Company hereby (i) confirms and agrees that the Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this First Amendment all references in any related document to "the Agreement", the "Securities Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this First Amendment.

            9. Miscellaneous.

                  (a) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

                  (c) This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflicts of laws principles thereof) and the laws of the United States of America.

                  (d) The Company will pay on demand all reasonable fees, costs and expenses of the Purchaser in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, reasonable legal fees and disbursements.

                                        COMPANY

                                        ASC HOLDINGS, INC.


                                        By /s/ Christopher E. Howard
                                           -------------------------
                                           Name:  Christopher E. Howard
                                           Title: Senior Vice President and
                                                  Chief Executive Officer

                                        PURCHASER

                                        MADELEINE LLC


                                        By /s/ Bob Davenport
                                           -----------------
                                           Name:
                                           Title:


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